UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) June 23, 2005

First Capital Bank Holding Corporation

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-30297	59-3532208
(Commission File Number)	(IRS Employer Identification No.)

1891 South 14th Street, Fernandina Beach, Florida	32034
(Address of principal executive offices)	(Zip Code)

(904) 321-0400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01  OTHER EVENTS

On June 23, 2005, First Capital Bank Holding Corporation (the “Company”), the parent company of First National Bank of Nassau County, mailed a letter to its shareholders regarding the date of its annual meeting at which shareholders will be asked to approve the Agreement and Plan of Merger by and between the Company and Coastal Banking Company, Inc., dated April 6, 2005, as amended on May 19, 2005.  The letter to shareholders is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

The following exhibits are filed as part of this report:

Exhibit Number	Description

99.1	Letter to Shareholders, dated June 20, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST CAPITAL BANK HOLDING CORPORATION

Dated: June 23, 2005	By:	/s/ Michael G. Sanchez
Michael G. Sanchez
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Letter to Shareholders, dated June 20, 2005